UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21519
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (ETO) Annual Report October 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2011
Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5
Financial Statements	6
Report of Independent Registered Public Accounting Firm	22
Federal Tax Information	23
Dividend Reinvestment Plan	24
Management and Organization	26
Important Notices	28

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund
October 31, 2011
Management’s Discussion of Fund Performance1

Economic and Market Conditions
In a year characterized by extreme market volatility, a large number of headline events and widespread uncertainty about the worldwide economy, most global equity markets posted losses during the 12 months ending October 31, 2011.
Early in the period, global equity markets generated solid gains amid improved corporate profitability due to improvements in the U.S. economy and the continued expansion of the worldwide economy. However, global equity markets began to falter in late winter when data suggested that both the U.S. and global economies were beginning to retrench.
In the summer and early fall, global equity markets generally suffered broad-based declines as the financial distress in the eurozone deepened and worldwide economic activity decelerated. European equities—led by major declines in bank stock prices—performed particularly poorly while emerging-market equities also posted steep losses.
In the final weeks of the period, many global equities markets produced significant gains. Investors were encouraged by Europe’s plan to combat Greece’s debt problems, expand a bailout fund and recapitalize the region’s banks. Additionally, economic data indicated that the U.S. economy wasn’t poised to move back into recession and that global growth could begin to accelerate.
For the 12-month period ending October 31, 2011, the MSCI World Index2 returned 1.76%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index returned -4.08%, the MSCI Emerging Markets Index returned -7.72%. By contrast, the S&P 500 Index advanced 8.09%.
Fund Performance
The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol ETO. For the fiscal year ending October 31, 2011, the Fund’s return at net asset value was 2.00%, outperforming the 1.76% return of its benchmark, the MSCI World Index (the Index).
Performance of the Fund’s common stock allocation was driven largely by positioning in the financials, industrials and consumer discretionary sectors. Underweighting the poor-performing financials sector and favoring insurance firms over banks within the sector aided results. The Fund benefited by not owning key Index components in commercial banks, capital markets and global banks. Underweighting the industrials sector aided relative results, as Index holdings in the sector fared poorly; the Fund also benefited from stock selection within its own industrials holdings. Stock selection helped performance in the consumer discretionary sector as well.
In contrast, consumer staples, utilities and materials holdings were the largest detractors relative to the Index in the common stock allocation. In consumer staples, the portfolio was overweighted in a strong-performing sector for the Index, but stock selection held back results. Utilities stocks, which performed poorly overseas, also hurt results, although overall stock selection within the sector was positive. Overweighting the materials sector, which lagged during the period, hurt performance as well. The Fund’s exposure to international stocks, in general, was also a negative factor, as much of that exposure was in European stocks that were dragged down by the continent’s debt crisis.
As of October 31, 2011, the Fund had approximately 15% of its total investments in preferred stocks. This allocation held back results by underperforming the Fund’s common stock allocation as well as the overall preferred market, as measured by the BofA Merrill Lynch Fixed Rate Preferred Securities Index. This underperformance resulted from several factors. A sizeable out-of-index position in securities rated below BBB6 hurt results, as investment-grade securities outperformed during the period. In addition, Fund positions in European financial firms were hurt by concerns over Portuguese, Italian, Greek and Spanish sovereign debt. An overweighting in bank and insurance credits also detracted, as preferreds in those industries underperformed. On the positive side, performance of the Fund’s preferred allocation was aided by owning longer-duration securities in a declining-rate environment, and by an overweighting in the strong-performing utilities sector.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance. com.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund
October 31, 2011
Performance2‘3

Portfolio Managers Judith A. Saryan, CFA; Aamer Khan, CFA; John H. Croft, CFA

% Average Annual Total Returns	Inception Date	1 Year	5 Years	Since Inception

Fund at NAV	4/30/2004	2.00%	1.06%	9.15%
Fund at Market	—	-5.73	-1.14	6.92
MSCI World Index	4/30/2004	1.76%	-1.00%	4.23%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	4/30/2004	5.46	-0.63	1.48

% Premium/Discount to NAV

				-14.39%

Distributions[4]

Total Distributions per share for the period				$1.400
Distribution Rate at NAV				6.69%
Distribution Rate at Market Price				7.82%

% Total Leverage[5]

Borrowings				27.97%

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance. com.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund
October 31, 2011
Fund Profile

Common Stock Sector Allocation (% of total investments)

Top 10 Common Stock Holdings (% of total investments)

Aflac, Inc.	1.9%
Freeport-McMoRan Copper & Gold, Inc.	1.8
Verizon Communications, Inc.	1.8
National Grid PLC	1.7
Fresenius Medical Care AG & Co. KGaA	1.7
ConocoPhillips	1.7
MetLife, Inc.	1.6
Unilever PLC ADR	1.6
Chevron Corp.	1.6
Nestle SA ADR	1.6

Total	17.0%

Country Allocation (% of total investments)

United States	57.5%
United Kingdom	10.7
Switzerland	4.2
Germany	4.1
Canada	4.0
France	3.5
Bermuda	2.5
Ireland	2.3
Luxembourg	1.5
Australia	1.5
Italy	1.5
Norway	1.4
Finland	1.1
Cayman Islands	1.0
Taiwan	1.0
Other (less than 1.0% each)	2.2

See Endnotes and Additional Disclosures in this report.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund
October 31, 2011
Endnotes and Additional Disclosures

[1]	The views expressed in this report are those of portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as forward looking statements. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]	MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. BofA Merrill Lynch Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. Index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage.

[4]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

[5]	Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its borrowings, which could be reduced if Fund asset values decline.

[6]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
Fund profile subject to change due to active management.
Important Notice to Shareholders
Effective December 31, 2011, the Fund’s portfolio management team includes Judith A. Saryan, Aamer Khan and John H. Croft.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Portfolio of Investments

Common Stocks — 106.4%

Security	Shares	Value

Aerospace & Defense — 2.1%

United Technologies Corp.(1)	83,000	$6,472,340

		$6,472,340

Chemicals — 5.0%

Air Products and Chemicals, Inc.(1)	37,000	$3,187,180
BASF SE(1)	89,000	6,496,625
PPG Industries, Inc.(1)	62,000	5,357,420

		$15,041,225

Commercial Banks — 7.5%

Fifth Third Bancorp(1)	284,000	$3,410,840
PNC Financial Services Group, Inc.(1)	122,000	6,552,620
Toronto-Dominion Bank (The)(1)	82,000	6,188,974
Wells Fargo & Co.(1)	260,000	6,736,600

		$22,889,034

Communications Equipment — 1.4%

HTC Corp.(1)	182,700	$4,105,918

		$4,105,918

Consumer Finance — 1.2%

American Express Co.(1)	70,000	$3,543,400

		$3,543,400

Diversified Financial Services — 1.0%

Citigroup, Inc.	99,000	$3,127,410

		$3,127,410

Diversified Telecommunication Services — 3.5%

BCE, Inc.(1)	81,000	$3,210,745
Verizon Communications, Inc.(1)	200,000	7,396,000

		$10,606,745

Electric Utilities — 2.2%

SSE PLC(1)	309,000	$6,676,305

		$6,676,305

Energy Equipment & Services — 4.5%

Halliburton Co.(1)	119,000	$4,445,840
Schlumberger, Ltd.(1)	76,000	5,583,720
Seadrill, Ltd.(1)	106,000	3,480,941

		$13,510,501

Food & Staples Retailing — 2.1%

Wal-Mart Stores, Inc.(1)	113,000	$6,409,360

		$6,409,360

Food Products — 4.5%

Nestle SA ADR(1)	118,000	$6,815,680
Unilever PLC ADR(1)	203,000	6,830,950

		$13,646,630

Health Care Providers & Services — 2.3%

Fresenius Medical Care AG & Co. KGaA(1)	96,000	$6,993,185

		$6,993,185

Hotels, Restaurants & Leisure — 1.9%

McDonald’s Corp.(1)	62,000	$5,756,700

		$5,756,700

Household Products — 1.3%

Kimberly-Clark de Mexico SA de CV(1)	700,000	$3,984,017

		$3,984,017

Industrial Conglomerates — 3.1%

Orkla ASA(1)	676,323	$5,863,241
Siemens AG(1)	34,000	3,563,907

		$9,427,148

Insurance — 7.6%

Aflac, Inc.(1)	177,000	$7,980,930
MetLife, Inc.(1)	197,000	6,926,520
Prudential Financial, Inc.(1)	89,000	4,823,800
XL Group PLC	148,000	3,217,520

		$22,948,770

IT Services — 4.3%

Accenture PLC, Class A(1)	110,000	$6,628,600
International Business Machines Corp.(1)	35,000	6,462,050

		$13,090,650

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 2.9%

Caterpillar, Inc.(1)	27,000	$2,550,420
Illinois Tool Works, Inc.(1)	129,000	6,273,270

		$8,823,690

Media — 1.4%

Time Warner, Inc.(1)	125,000	$4,373,750

		$4,373,750

Metals & Mining — 4.3%

BHP Billiton, Ltd. ADR(1)	73,000	$5,699,840
Freeport-McMoRan Copper & Gold, Inc.(1)	186,000	7,488,360

		$13,188,200

Multi-Utilities — 4.5%

GDF Suez(1)	104,000	$2,929,962
National Grid PLC(1)	737,000	7,327,283
Sempra Energy(1)	66,000	3,546,180

		$13,803,425

Multiline Retail — 2.0%

Target Corp.(1)	110,000	$6,022,500

		$6,022,500

Oil, Gas & Consumable Fuels — 11.8%

Apache Corp.(1)	32,000	$3,188,160
Chevron Corp.(1)	65,000	6,828,250
ConocoPhillips(1)	100,000	6,965,000
Enbridge, Inc.(1)	104,000	3,609,840
ENI SpA(1)	277,000	6,122,781
Occidental Petroleum Corp.(1)	60,000	5,576,400
Royal Dutch Shell PLC, Class A(1)	104,000	3,684,169

		$35,974,600

Paper & Forest Products — 1.5%

UPM-Kymmene Oyj(1)	397,000	$4,642,177

		$4,642,177

Pharmaceuticals — 6.6%

Johnson & Johnson	52,000	$3,348,280
Novartis AG(1)	113,000	6,365,885
Roche Holding AG PC(1)	26,000	4,265,803
Sanofi SA(1)	85,000	6,080,815

		$20,060,783

Real Estate Investment Trusts (REITs) — 1.1%

Plum Creek Timber Co., Inc.(1)	87,000	$3,276,420

		$3,276,420

Road & Rail — 1.2%

Canadian National Railway Co.(1)	47,000	$3,685,740

		$3,685,740

Software — 1.1%

Microsoft Corp.(1)	126,000	$3,355,380

		$3,355,380

Specialty Retail — 2.5%

Home Depot, Inc.(1)	100,000	$3,580,000
Industria de Diseno Textil SA(1)	44,000	3,994,296

		$7,574,296

Tobacco — 3.6%

British American Tobacco PLC(1)	96,000	$4,401,630
Philip Morris International, Inc.(1)	92,000	6,428,040

		$10,829,670

Water Utilities — 2.2%

United Utilities Group PLC(1)	690,000	$6,726,279

		$6,726,279

Wireless Telecommunication Services — 4.2%

Millicom International Cellular SA SDR(1)	58,000	$6,396,610
Vodafone Group PLC(1)	2,303,666	6,396,555

		$12,793,165

Total Common Stocks
(identified cost $273,500,437)		$323,359,413

Preferred Stocks — 20.8%

Security	Shares	Value

Commercial Banks — 8.5%

Abbey National Capital Trust I, 8.963%(2)	1,460	$1,445,583
Bank of America Corp., 8.125%(2)	2,394	2,320,230
Barclays Bank PLC, 7.434%(2)(3)	2,920	2,826,805
BNP Paribas, 5.186%(2)(3)	12.50	996,968
BNP Paribas, 7.195%(2)(3)	1,250	1,081,478
Countrywide Capital V, 7.00%	23,000	492,200

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Portfolio of Investments — continued

Security	Shares	Value

Commercial Banks (continued)

Farm Credit Bank of Texas, Series I, 10.00%	1,961	$2,223,284
JPMorgan Chase & Co., 7.90%(2)	1,705	1,842,429
KeyCorp, Series A, 7.75%	25,440	2,671,200
Landsbanki Islands HF, 7.431%(2)(3)(4)(5)(6)	2,150	0
Lloyds Banking Group PLC, 6.267%(2)(3)(4)	1,218	779,520
Lloyds Banking Group PLC, 6.657%(2)(3)(4)	1,878	1,201,920
PNC Financial Services Group, Inc., 6.75%(2)	2,000	2,041,618
Royal Bank of Scotland Group PLC, 7.648%(2)	1,119	799,062
Royal Bank of Scotland Group PLC, Series F, 7.65%	3,978	77,213
Royal Bank of Scotland Group PLC, Series L, 5.75%	89,180	1,401,018
Royal Bank of Scotland Group PLC, Series Q, 6.75%	5,550	75,369
Royal Bank of Scotland Group PLC, Series S, 6.60%	25,075	335,504
Standard Chartered PLC, 6.409%(2)(3)	10.50	941,636
Wells Fargo & Co., Series L, 7.50%	1,800	1,901,070
Zions Bancorporation, Series C, 9.50%	16,200	419,256

		$25,873,363

Consumer Finance — 0.8%

Ally Financial, Inc., Series A, 8.50%(2)	120,975	$2,354,355

		$2,354,355

Diversified Financial Services — 0.7%

Citigroup Capital XI, 6.00%	42,185	$951,693
Heller Financial, Inc., Series D, 6.95%	11,000	1,105,157

		$2,056,850

Electric Utilities — 2.4%

Entergy Arkansas, Inc., 6.45%	110,721	$2,788,785
Southern California Edison Co., 6.00%	8,569	847,795
Southern California Edison Co., Series D, 6.50%	19,500	2,025,563
Virginia Electric and Power Co., 6.12%	15	1,557,946

		$7,220,089

Food Products — 0.7%

Dairy Farmers of America, 7.875%(3)	18,500	$1,643,610
Ocean Spray Cranberries, Inc., 6.25%(3)	4,250	375,461

		$2,019,071

Insurance — 5.7%

Aegon NV, 6.375%	13,133	$280,390
Allianz SE, 8.375%	12,690	333,113
Aspen Insurance Holdings, Ltd., 7.401%(2)	15,200	375,592
AXA SA, 6.379%(2)(3)	2,442	1,908,663
AXA SA, 6.463%(2)(3)	2,471	1,833,274
Endurance Specialty Holdings, Ltd., Series B, 7.50%	63,350	1,585,017
ING Capital Funding Trust III, 3.969%(2)	4,330	3,698,786
Montpelier Re Holdings, Ltd., 8.875%	126,350	3,395,024
PartnerRe, Ltd., Series E, 7.25%	63,550	1,636,412
Prudential PLC, 6.50%	2,600	2,416,339

		$17,462,610

Real Estate Investment Trusts (REITs) — 1.8%

CapLease, Inc., Series A, 8.125%	75,000	$1,824,750
Cedar Shopping Centers, Inc., Series A, 8.875%	37,895	913,649
DDR Corp., Series I, 7.50%	74,500	1,780,550
Sunstone Hotel Investors, Inc., Series A, 8.00%	10,000	225,000
Sunstone Hotel Investors, Inc., Series D, 8.00%	28,800	633,096

		$5,377,045

Telecommunications — 0.2%

Centaur Funding Corp., 9.08%(3)	640	$741,400

		$741,400

Total Preferred Stocks
(identified cost $66,021,398)		$63,104,783

Corporate Bonds & Notes — 9.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 3.2%

ABN Amro North American Holding Preferred Capital Repackage Trust I, 6.523% to 11/8/12, 12/29/49(3)(7)	$807	$641,565
Banco Industriale Comercial SA, 8.50%, 4/27/20(3)	740	703,000
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(7)(8)	2,183	2,210,287
Groupe BPCE, 12.50% to 9/30/19, 8/29/49(3)(7)	1,936	1,802,461
Northgroup Preferred Capital Corp., 6.378% to 10/15/17, 1/29/49(3)(7)	2,249	2,093,904
PNC Preferred Funding Trust II, 6.113% to 3/15/12, 3/29/49(3)(7)	1,600	1,192,000
Societe Generale SA, 5.922% to 4/5/17, 4/5/49(3)(7)	397	272,080
SunTrust Preferred Capital I, 5.853% to 12/15/11, 6/29/49(7)	1,000	735,000

		$9,650,297

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Portfolio of Investments — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Diversified Financial Services — 1.4%

Corporate Porfolio Trust, 9.618%, 6/15/2110(2)(3)	$796	$731,034
HSBC Finance Capital Trust IX, 5.911% to 11/30/15, 11/30/35(7)	1,090	964,650
Textron Financial Corp., 6.00% to 2/15/17, 2/15/67(3)(7)	2,360	1,805,400
ZFS Finance USA Trust V, 6.50% to 5/9/17, 5/9/37, 5/9/67(3)(7)(8)	805	748,650

		$4,249,734

Electric Utilities — 1.4%

Energisa SA, 9.50%, 1/29/49(3)	$800	$808,000
Integrys Energy Group, Inc., 6.11% to 12/1/16, 12/1/66(7)	510	487,571
PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(7)	3,000	2,898,219

		$4,193,790

Insurance — 2.2%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(7)(8)	$2,000	$2,646,638
QBE Capital Funding II LP, 6.797% to 6/1/17, 6/29/49(3)(7)	735	666,434
Stoneheath Re, 3.523% to 12/19/11, 12/29/49(7)	1,880	1,391,200
XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(7)	2,455	2,086,750

		$6,791,022

Pipelines — 1.1%

Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(7)	$1,000	$970,794
Southern Union Co., 7.20% to 11/1/11, 11/1/66(7)	2,750	2,378,750

		$3,349,544

Retail-Food and Drug — 0.6%

CVS Caremark Corp., 6.302% to 6/1/12, 6/1/37, 6/1/62(7)(8)	$2,102	$2,041,847

		$2,041,847

Total Corporate Bonds & Notes
(identified cost $30,026,037)		$30,276,234

Short-Term Investments — 1.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(9)	$3,563	$3,562,902

Total Short-Term Investments
(identified cost $3,562,902)		$3,562,902

Total Investments — 138.3%
(identified cost $373,110,774)		$420,303,332

Other Assets, Less Liabilities — (38.3)%		$(116,485,841)

Net Assets — 100.0%		$303,817,491

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	- American Depositary Receipt
PC	- Participation Certificate
SDR	- Swedish Depositary Receipt

(1)	Security has been segregated as collateral with the custodian for borrowings under the Committed Facility Agreement.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2011.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2011, the aggregate value of these securities is $25,795,263 or 8.5% of the Fund’s net assets.

(4)	Non-income producing security.

(5)	Defaulted security.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Security converts to floating rate after the indicated fixed-rate coupon period.

(8)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(9)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2011.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Portfolio of Investments — continued

Country Concentration of Portfolio

	Percentage of
Country	Total Investments	Value

United States	57.5%	$241,559,695
United Kingdom	10.7	45,134,195
Switzerland	4.2	17,447,368
Germany	4.1	17,386,830
Canada	4.0	16,695,299
France	3.5	14,555,175
Bermuda	2.5	10,472,986
Ireland	2.3	9,846,120
Luxembourg	1.5	6,396,610
Australia	1.5	6,366,274
Italy	1.5	6,122,781
Norway	1.4	5,863,241
Finland	1.1	4,642,177
Cayman Islands	1.0	4,219,350
Taiwan	1.0	4,105,918
Spain	0.9	3,994,296
Mexico	0.9	3,984,017
Brazil	0.4	1,511,000
Iceland	0.0	0

Total Investments	100.0%	$420,303,332

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Statement of Assets and Liabilities

Assets	October 31, 2011

Unaffiliated investments, at value (identified cost, $369,547,872)	$416,740,430
Affiliated investment, at value (identified cost, $3,562,902)	3,562,902
Cash	67,348
Foreign currency, at value (identified cost, $279,818)	283,353
Dividends and interest receivable	1,174,446
Interest receivable from affiliated investment	527
Receivable for investments sold	14,498,462
Tax reclaims receivable	639,361

Total assets	$436,966,829

Liabilities

Notes payable	$118,000,000
Payable for investments purchased	14,685,285
Payable to affiliates:
Investment adviser fee	276,496
Trustees’ fees	1,260
Accrued expenses	186,297

Total liabilities	$133,149,338

Net assets	$303,817,491

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 14,519,257 shares issued and outstanding	$145,193
Additional paid-in capital	274,927,666
Accumulated net realized loss	(19,967,291)
Accumulated undistributed net investment income	1,477,285
Net unrealized appreciation	47,234,638

Net assets	$303,817,491

Net Asset Value

($303,817,491 ÷ 14,519,257 common shares issued and outstanding)	$20.93

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Statement of Operations

Year Ended
Investment Income	October 31, 2011

Dividends (net of foreign taxes, $1,429,997)	$23,342,407
Interest	2,488,058
Interest income allocated from affiliated investment	9,912
Expenses allocated from affiliated investment	(865)

Total investment income	$25,839,512

Expenses

Investment adviser fee	$3,735,393
Trustees’ fees and expenses	15,118
Custodian fee	235,288
Transfer and dividend disbursing agent fees	19,906
Legal and accounting services	90,713
Printing and postage	34,562
Interest expense and fees	1,257,386
Stock dividend tax	600
Miscellaneous	64,736

Total expenses	$5,453,702

Deduct —
Reduction of investment adviser fee	$329,614
Reduction of custodian fee	214

Total expense reductions	$329,828

Net expenses	$5,123,874

Net investment income	$20,715,638

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$9,939,292
Investment transactions allocated from affiliated investment	298
Foreign currency transactions	(195,137)

Net realized gain	$9,744,453

Change in unrealized appreciation (depreciation) —
Investments	$(25,474,798)
Foreign currency	3,593

Net change in unrealized appreciation (depreciation)	$(25,471,205)

Net realized and unrealized loss	$(15,726,752)

Net increase in net assets from operations	$4,988,886

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Statements of Changes in Net Assets

	Year Ended October 31,

Increase (Decrease) in Net Assets	2011	2010

From operations —
Net investment income	$20,715,638	$21,443,957
Net realized gain (loss) from investment, foreign currency and forward foreign currency exchange contract transactions	9,744,453	(425,695)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(25,471,205)	32,725,390

Net increase in net assets from operations	$4,988,886	$53,743,652

Distributions to shareholders
From net investment income	$(20,332,767)	$(20,332,767)

Total distributions	$(20,332,767)	$(20,332,767)

Net increase (decrease) in net assets	$(15,343,881)	$33,410,885

Net Assets

At beginning of year	$319,161,372	$285,750,487

At end of year	$303,817,491	$319,161,372

Accumulated undistributed net investment income included in net assets

At end of year	$1,477,285	$1,410,404

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	October 31, 2011

Net increase in net assets from operations	$4,988,886
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(437,143,274)
Investments sold	410,794,221
Decrease in short-term investments, net	15,969,156
Net amortization/accretion of premium (discount)	6,968
Decrease in dividends and interest receivable	381,643
Decrease in interest receivable from affiliated investment	2,542
Increase in receivable for investments sold	(12,458,528)
Increase in tax reclaims receivable	(17,800)
Increase in payable for investments purchased	14,409,202
Increase in payable to affiliate for investment adviser fee	13,838
Increase in payable to affiliate for Trustees’ fees	127
Decrease in accrued expenses	(76,315)
Net change in unrealized (appreciation) depreciation from investments	25,474,798
Net realized gain from investments	(9,939,292)
Return of capital distributions from investments	2,036,500

Net cash provided by operating activities	$14,442,672

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(20,332,767)
Proceeds from notes payable	6,000,000

Net cash used in financing activities	$(14,332,767)

Net increase in cash*	$109,905

Cash at beginning of year(1)	$240,796

Cash at end of year(1)	$350,701

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$1,257,239

(1)	Balance includes foreign currency, at value.
*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $3,670.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Financial Highlights
Selected data for a common share outstanding during the periods stated

	Year Ended October 31,

	2011	2010	2009	2008	2007

Net asset value — Beginning of year (Common shares)	$21.980	$19.680	$18.110	$37.490	$29.650

Income (Loss) From Operations

Net investment income(1)	$1.427	$1.477	$1.400	$2.534	$2.522
Net realized and unrealized gain (loss)	(1.077)	2.223	1.696	(19.380)	7.900
Distributions to preferred shareholders
From net investment income	—	—	—	(0.200)	(0.459)

Total income (loss) from operations	$0.350	$3.700	$3.096	$(17.046)	$9.963

Less Distributions to Common Shareholders

From net investment income	$(1.400)	$(1.400)	$(1.519)	$(2.334)	$(2.123)
Tax return of capital	—	—	(0.007)	—	—

Total distributions to common shareholders	$(1.400)	$(1.400)	$(1.526)	$(2.334)	$(2.123)

Net asset value — End of year (Common shares)	$20.930	$21.980	$19.680	$18.110	$37.490

Market value — End of year (Common shares)	$17.910	$20.360	$17.560	$15.090	$35.970

Total Investment Return on Net Asset Value(2)	2.00%	20.11%	20.98%	(47.35)%	35.13%

Total Investment Return on Market Value(2)	(5.73)%	24.63%	29.62%	(54.28)%	35.65%

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Financial Highlights — continued
Selected data for a common share outstanding during the periods stated

	Year Ended October 31,

Ratios/Supplemental Data	2011	2010	2009	2008	2007

Net assets applicable to common shares, end of year (000’s omitted)	$303,817	$319,161	$285,750	$262,900	$544,267
Ratios (as a percentage of average daily net assets applicable to common shares):(3)
Expenses excluding interest and fees(4)	1.18%	1.10%	1.10%	1.02%	1.06%
Interest and fee expense(5)	0.39%	0.38%	0.72%	0.54%	—
Total expenses(4)	1.57%	1.48%	1.82%	1.56%	1.06%
Net investment income	6.35%	7.07%	8.31%	8.07%	7.64%
Portfolio Turnover	95%	136%	140%	113%	78%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares and borrowings, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares plus preferred shares and borrowings):(3)
Expenses excluding interest and fees(4)	0.88%	0.87%	0.80%	0.77%	0.82%
Interest and fee expense(5)	0.29%	0.29%	0.53%	0.41%	—
Total expenses(4)	1.17%	1.16%	1.33%	1.18%	0.82%
Net investment income	4.72%	5.52%	6.07%	6.13%	5.86%

Senior Securities:
Total notes payable outstanding (in 000’s)	$118,000	$112,000	$85,000	$111,000	$—
Asset coverage per $1,000 of notes payable(6)	$3,575	$3,850	$4,362	$3,368	$—
Total preferred shares outstanding	— (7)	— (7)	— (7)	— (7)	5,800
Asset coverage per preferred share(8)	$— (7)	$— (7)	$— (7)	$— (7)	$118,868
Involuntary liquidation preference per preferred share(9)	$— (7)	$— (7)	$— (7)	$— (7)	$25,000
Approximate market value per preferred share(9)	$— (7)	$— (7)	$— (7)	$— (7)	$25,000

(1)	Computed using average common shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(5)	Interest and fee expense relates to the notes payable incurred to redeem the Fund’s preferred shares (see Note 7).
(6)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.
(7)	The Fund’s preferred shares were fully redeemed during the year ended October 31, 2008.
(8)	Calculated by subtracting the Fund’s total liabilities (not including the preferred shares) from the Fund’s total assets, and dividing the result by the number of preferred shares outstanding.
(9)	Plus accumulated and unpaid dividends.

See Notes to Financial Statements.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2011, the Fund, for federal income tax purposes, had a capital loss carryforward of $19,911,479 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($16,214,587), October 31, 2017 ($2,492,615) and October 31, 2018 ($1,204,277). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2011.

During the year ended October 31, 2011, a capital loss carryforward of $9,195,281 was utilized to offset net realized gains by the Fund.

As of October 31, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2 Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended October 31, 2011 and October 31, 2010 was as follows:

	Year Ended October 31,

	2011	2010

Distributions declared from:
Ordinary income	$20,332,767	$20,332,767

During the year ended October 31, 2011, accumulated net realized loss was decreased by $315,990 and accumulated undistributed net investment income was decreased by $315,990 due to differences between book and tax accounting, primarily for foreign currency gain (loss), accretion of market discount and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,477,285
Capital loss carryforward	$(19,911,479)
Net unrealized appreciation	$47,178,826

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to accretion of market discount.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2011, the Fund’s investment adviser fee amounted to $3,735,393. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily gross assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily gross assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first seven full years of operations on April 30, 2011. Pursuant to this agreement, EVM waived $329,614 of its investment adviser fee for the year ended October 31, 2011.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $437,143,274 and $410,794,221, respectively, for the year ended October 31, 2011.

5 Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended October 31, 2011 and October 31, 2010.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$373,166,586

Gross unrealized appreciation	$61,116,094
Gross unrealized depreciation	(13,979,348)

Net unrealized appreciation	$47,136,746

7 Committed Facility Agreement

The Fund has entered into a Committed Facility Agreement, as amended (the Agreement) with a major financial institution that allows it to borrow up to $133 million ($113 million prior to December 15, 2010) over a rolling 180 calendar day period. Interest is charged at a rate above 3-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.55% per annum on the unused portion of the commitment. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At October 31, 2011, the Fund had borrowings outstanding under the Agreement of $118 million at an interest rate of 1.13%. The carrying amount of the borrowings at October 31, 2011 approximated its fair value. For the year ended October 31, 2011, the average borrowings under the Agreement and the average interest rate were $113 million and 1.03%, respectively.

8 Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Notes to Financial Statements — continued

At October 31, 2011, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$19,732,950	$3,994,296		$—	$23,727,246
Consumer Staples	30,468,047	4,401,630		—	34,869,677
Energy	36,197,210	13,287,891		—	49,485,101
Financials	55,785,034	—		—	55,785,034
Health Care	3,348,280	23,705,688		—	27,053,968
Industrials	18,981,770	9,427,148		—	28,408,918
Information Technology	16,446,030	4,105,918		—	20,551,948
Materials	21,732,800	11,138,802		—	32,871,602
Telecommunication Services	10,606,745	12,793,165		—	23,399,910
Utilities	3,546,180	23,659,829		—	27,206,009

Total Common Stocks	$216,845,046	$106,514,367	*	$—	$323,359,413

Preferred Stocks
Consumer Staples	$—	$2,019,071		$—	$2,019,071
Financials	20,340,907	32,783,316		0	53,124,223
Telecommunication Services	—	741,400		—	741,400
Utilities	—	7,220,089		—	7,220,089

Total Preferred Stocks	$20,340,907	$42,763,876		$0	$63,104,783

Corporate Bonds & Notes	$—	$30,276,234		$—	$30,276,234
Short-Term Investments	—	3,562,902		—	3,562,902

Total	$237,185,953	$183,117,379		$0	$420,303,332

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

There was no activity in investments valued based on Level 3 inputs during the year ended October 31, 2011 to require a reconciliation of Level 3 investments. At October 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the “Fund”), including the portfolio of investments, as of October 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund as of October 31, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2011

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $22,526,839 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2011 ordinary income dividends, 34.85% qualifies for the corporate dividends received deduction.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Application For Participation In Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of October 31, 2011, Fund records indicate that there are 56 registered shareholders and approximately 10,983 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETO.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2012. 3 years. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2014. 3 years. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2014. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2014. 3 years. Trustee since 2008.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).
Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class III Trustee	Until 2013. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Fund	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2013. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class I Trustee	Until 2014. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2012. 1 year. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).
Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Trustee since 2005. Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Fund	Service	During Past Five Years

Judith A. Saryan 1954	President	Since 2011(2)	Vice President of EVM and BMR.

Duncan W. Richardson 1957	Vice President	Since 2011(2)	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).
(2)	Prior to 2011, Ms. Saryan was Vice President of the Fund since 2004 and Mr. Richardson was President of the Fund since 2004.

Eaton Vance
Tax-Advantaged Global Dividend Opportunities Fund

October 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

2159-12/11	CE-TAGDOSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/10	10/31/11

Audit Fees	$71,230	$71,940
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,310	$10,410
All Other Fees(3)	$1,400	$1,200

Total	$82,940	$83,550

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2010 and October 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/10	10/31/11

Registrant	$11,710	$11,610
Eaton Vance(1)	$278,901	$226,431

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service

(“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
John H. Croft, Judith A. Saryan, Aamer Khan, Martha G. Locke and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks. Messrs. Croft, Khan and Luster, and Mmes. Locke and Saryan are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.
Mr. Croft has been with Eaton Vance since 2004 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). Ms. Saryan has been an Eaton Vance portfolio manager since 1999 and is a Vice President of EVM and BMR. Mr. Khan has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. Ms. Locke has been with Eaton Vance since 1997 and is a Vice President of EVM and BMR. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
			Accounts	Total Assets of
	Number	Total Assets	Paying a	Accounts
	of All	of All	Performance	Paying a Performance
	Accounts	Accounts	Fee	Fee
John H. Croft
Registered Investment Companies	4	$4,700.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$53.5	0	$0
Judith A. Saryan
Registered Investment Companies	6	$5,256.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Aamer Khan
Registered Investment Companies	5	$4,120.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Martha G. Locke
Registered Investment Companies	3	$2,637.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Securities Owned in the
Portfolio Manager	Fund
John H. Croft	None
Judith A. Saryan	$10,001 — $50,000
Aamer Khan	None
Martha G. Locke	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date: December 16, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: December 16, 2011

By:	/s/ Judith A. Saryan
Judith A. Saryan
President

Date: December 16, 2011